UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2025

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

77 Hot Metal Street
Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 432-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On June 25, 2025, American Eagle Outfitters, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) by means of remote communication. As of May 1, 2025, the record date for the Annual Meeting, there were a total of 173,264,684 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 160,279,159 shares of Common Stock were represented in person by virtual participation or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following proposals:

1. To elect two Class III directors to serve until the Company’s 2028 Annual Meeting of Stockholders (“Proposal 1”);

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026 (“Proposal 2”); and

3. To approve, on an advisory basis, the fiscal 2024 compensation of our named executive officers (“Proposal 3”).

Proposal 1: Votes regarding the election of two Class III directors were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Deborah A. Henretta	133,254,208	16,018,391	109,568	10,896,992
Cary D. McMillan	123,784,882	25,525,822	71,463	10,896,992

Based on the votes set forth above, each of Deborah A. Henretta and Cary D. McMillan were duly elected to serve as Class III directors until the Company’s 2028 Annual Meeting of Stockholders. The following persons continue to serve as Class I directors: Jay L. Schottenstein and Sujatha Chandrasekaran. The following persons continue to serve as Class II directors: Janice E. Page, David M. Sable, and Noel J. Spiegel.

Proposal 2: Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026 were as follows:

For	Against	Abstain	Broker Non-Votes
156,682,017	3,476,545	120,597	-

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026 was duly ratified.

Proposal 3: Votes regarding the approval, on an advisory basis, of the fiscal 2024 compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
143,329,390	5,855,515	197,254	10,897,000

Based on the votes set forth above, the fiscal 2024 compensation of the Company’s named executive officers was approved on an advisory, non-binding basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: July 1, 2025	By:	/s/ Beth M. Henke
Beth M. Henke
Executive Vice President and Chief Legal Officer